                        ELCOM TECHNOLOGIES CORPORATION


          MANUFACTURER SALES REPRESENTATIVE & DISTRIBUTION AGREEMENT

This Agreement is entered into this ______ day of March, 1996 by and between Elcom Technologies Corporation, a Pennsylvania Corporation with offices at 78 Great Valley Parkway, Malvern, Pennsylvania (hereinafter "ELCOM") and
a corporation with offices located in                              (hereinafter
the "SALES REPRESENTATIVE").

                                  BACKGROUND:

WHEREAS, ELCOM has developed and manufactures certain electronic devices that are described more fully on the attached Exhibit A (hereinafter referred to collectively as the "PRODUCTS"); and

WHEREAS, SALES REPRESENTATIVE has represented that it has the abllity and is desirous of selling and marketing the PRODUCTS; and

WHEREAS, ELCOM desires to appoint SALES REPRESENTATIVE to sell and market the PRODUCTS to a certain geographic area only.

NOW, THEREFORE, in consideration of the promises and agreements set forth herein, the parties, each intending to be legally bound hereby, do promise and agree as follows:

1.   PRIOR AGREEMENTS

1.1 Prior to the date of this Agreement SALES REPRESENTATIVE and ELCOM may or may not have entered into prior oral and/or written agreements concerning the sale of the ELCOM'S PRODUCTS. Except for any ELCOM Non-Disclosure Agreement, all prior oral or written agreements of any kind or nature whatsoever associated with the sale of the PRODUCTS are hereby terminated and declared NULL AND VOID for all purposes whatsoever.

2.   DEFINITIONS

As used in this Agreement, the following terms shall have the meaning specified:

2.1  "Territory" shall mean the places indicated on Exhibit B attached hereto.

2.2 "Sale" or "Sales" shall mean actual shipments of PRODUCTS by ELCOM to a Customer, and the issuing of an invoice to such Customer for payment for PRODUCTS. Acceptance or booking of a purchase order by ELCOM shall not constitute a Sale hereunder.

2.3 "Customer" shall mean any individual, corporation, partnership or any other business organization which purchases PRODUCTS from ELCOM.

3.   APPOINTMENT OF SALES REPRESENTATIVE

3.1 Except as provided in Section 4 herein, ELCOM hereby appoints SALES REPRESENTATIVE for the Term of this Agreement, as an exclusive sales representative for the sale and marketing of the PRODUCTS in the Territory. SALES REPRESENTATIVE understands and agrees that except as provided for in
Section 4 herein, SALES REPRESENTATIVE has exclusive rights to sell and/or market the PRODUCTS in the Territory. SALES REPRESENTATIVE understands that he does not have any rights to sell or market any of the PRODUCTS to any customer located outside of the Territory unless said Customer is a direct branch or subsidiary of a Customer headquartered in the Territory and said SALES REPRESENTATIVE obtains the prior written consent of ELCOM to sell to said customers located outside the Territory.

3.2 It is expressly understood and agreed that ELCOM hereby retains all rights not expressly granted hereunder to SALES REPRESENTATIVE as to the sale and marketing of the PRODUCTS.

3.3 SALES REPRESENTATIVE shall have no right to appoint any SUB-SALES REPRESENTATIVE or distributor or other Representatives of any kind or nature whatsoever without the prior written approval of the ELCOM.

3.4 SALES REPRESENTATIVE may purchase PRODUCTS directly from ELCOM for the purpose of reselling said PRODUCTS only with the express written consent of ELCOM. In the event of said purchase of PRODUCTS for the purpose of resale, SALES REPRESENTATIVE shall pay ELCOM directly for all PRODUCTS received by SALES REPRESENTATIVE.


4.   SALES BY ELCOM IN THE TERRITORY

4.1 Except as provided for in Section 4.2 herein, during the Term of this Agreement, ELCOM (or its subsidiary corporation) may sell PRODUCTS directly to any Customer of any kind or nature whatsoever located in the Territory. In the event that SALES REPRESENTATIVE initiates a contact with a potential customer located within the Territory and ELCOM converts said customer to an ELCOM account, SALES REPRESENTATIVE shall be due a one percent (1.0%) sales commissions on all sales to said customer for the remaining original Term (not including extensions or renewals) of this Agreement. SALES REPRESENTATIVE shall not be due any other commissions, including any commissions under Section 9 herein, or any other compensation of any kind associated with sales to said customer. ELCOM is specifically authorized hereunder to sell the PRODUCTS through various television marketing mediums including but not limited to QVC and the Home Shopping Network. SALES REPRESENTATIVE shall not be due any commissions of any kind whatsoever for any sales placed through said television marketing mediums.

4.2 During the Term of this Agreement, ELCOM shall not hire any Sales Representative to sell or market the PRODUCTS in the Territory.

5.   TERM

5.1 This Agreement shall be effective as of the date of execution indicated above and shall extend for a period of one (1) year from the date of execution unless terminated in accordance with Section 17 herein.

6.   DUTIES OF SALES REPRESENTATIVE AND RESTRICTIONS OF SALES REPRESENTATIVE

6.1 SALES REPRESENTATIVE shall use its best efforts in the Territory to promote the Sales of the PRODUCTS, and obtain orders for the Sale of the PRODUCTS, subject to written acceptance by ELCOM, at such prices and upon such terms and conditions as ELCOM shall communicate to the SALES REPRESENTATIVE from time to time.

6.2 SALES REPRESENTATIVE shall meet all of its obligations outlined in Exhibit C attached hereto. Failure by SALES REPRESENTATIVE to meet any of its obligations outlined in Exhibit C attached hereto shall be a material breach of this Agreement.

6.3 SALES REPRESENTATIVE shall quote only such prices of PRODUCTS, terms and conditions of sale, and make only such representations concerning PRODUCTS as to quality, performance, capacity, and capability, as may be currently in effect and authorized in writing by ELCOM. SALES REPRESENTATIVE will not make any representation, guarantee or warranty with respect to PRODUCTS except as authorized in writing by ELCOM.

6.4 SALES REPRESENTATIVE shall, on a monthly basis, report in writing to ELCOM the prospects for future Sales of PRODUCTS in the Territory, including Sales Forecasts, and the nature of the SALES REPRESENTATIVE'S operations and efforts on behalf of ELCOM within the Territory.

6.5 SALES REPRESENTATIVE shall make no allowances or adjustments in accounts or authorize any Customer to return any PRODUCTS, unless given specific advance Return Material Authorization ("RAM") in writing by ELCOM.

6.6 Except as authorized in writing from ELCOM, SALES REPRESENTATIVE shall not collect any payment of any kind or nature whatsoever associated with the Sale of the PRODUCTS. Upon the request of ELCOM, SALES REPRESENTATIVE shall assist ELCOM in the collection of payments due ELCOM.

6.7 SALES REPRESENTATIVE shall, at the SALES REPRESENTATIVE'S expense, send one or more authorized attendees to sales training meetings which will be scheduled from time to time by ELCOM.

6.8 SALES REPRESENTATIVE shall, in performance of tasks under the terms of this Agreement, comply with all applicable state, Federal and local statutes and regulations. SALES REPRESENTATIVE shall be responsible for reasonably familiarizing itself with any applicable laws and with all compliance requirements related thereto.

6.9 SALES REPRESENTATIVE shall be solely responsible for the payment of all expenses incurred by it in the course of its performance hereunder, including, but not limited to, travel, entertainment, and compensation of its salesmen and other employees. SALES REPRESENTATIVE shall maintain workers' compensation and other insurance as required by applicable law, and shall be solely responsible for all other incidents and obligations that it incurs as an independent contractor.

6.10 SALES REPRESENTATIVE must notify ELCOM in writing and receive prior written authorization from an Officer of ELCOM before making any formal presentation to any potential customer for any reason whatsoever associated with the PRODUCTS.

6.11 ELCOM specifically reserves the right to withhold permission from SALES REPRESENTATIVE to contact any potential customer for any reason whatsoever. Any decision by ELCOM in this respect shall be final and binding on the SALES REPRESENTATIVE for all purposes whatsoever.

6.12 In the event that SALES REPRESENTATIVE does not comply with all provisions of this Section 6, SALES REPRESENTATIVE shall not be entitled to any sales commission under Section 9 herein for any reason whatsoever associated with said transaction in violation of this Section 6.

6.13 All orders placed by SALES REPRESENTATIVE shall include the quantity and name of each PRODUCT ordered and the method of shipment and shall be subject to acceptance by the ELCOM. ELCOM specifically reserves the right to accept and/or reject any or all orders placed by SALES REPRESENTATIVE for any reason whatsoever.

6.14 SALES REPRESENTATIVE shall have no authority either implied or express to bind ELCOM in any way whatsoever for any reason whatsoever.

7.   DUTIES OF ELCOM

7.1 ELCOM shall supply SALES REPRESENTATIVE with reasonable quantities of advertising and selling literature, samples, displays, drawings, and engineering or other Product data as ELCOM may have available and which would be helpful in advancing the Sales of PRODUCTS. SALES REPRESENTATIVE shall make effective use of such items in the Territory, in accordance with its own best judgment and at its own expense, and not be knowingly wasteful of such items.

7.2 Except as provided for in Section 4 herein, ELCOM shall in all instances advise SALES REPRESENTATIVE of any inquiries regarding the purchase of PRODUCTS received from any Customer or potential Customer in the Territory. Except as provided for in Section 4 herein, any and all orders for PRODUCTS from Customers in the Territory for shipment to such Customers in the Territory will be treated as orders submitted by SALES REPRESENTATIVE, whether obtained by SALES REPRESENTATIVE or by ELCOM, and a Full Commission shall be paid on any Sale resulting from such orders to SALES REPRESENTATIVE in accordance with
Section 9 herein.

8.   ORDER ACCEPTANCE AND SHIPMENTS

8.1 All orders for Sale of PRODUCTS resulting from solicitation by SALES REPRESENTATIVE shall become binding on ELCOM only upon acceptance in writing by ELCOM. ELCOM may, at any time and for any reason, reject any orders for Sale of the PRODUCTS submitted by SALES REPRESENTATIVE or any Customer. ELCOM shall have no liability to SALES REPRESENTATIVE as a result of such rejection of any orders submitted by SALES REPRESENTATIVE or any Customer. SALES REPRESENTATIVE shall not have the authority to accept any order on behalf of ELCOM for any reason whatsoever.

8.2 All PRODUCTS will be shipped by ELCOM directly to the Customer from ELCOM'S facility. Except for PRODUCTs purchased directly by SALES REPRESENTATIVE for resale, all payments due under any invoice shall be made directly to ELCOM. SALES REPRESENTATIVE shall not have the authority to collect funds or accept payment on any invoices issued to Customers by ELCOM.

8.3 ELCOM may change or withdraw any quotation or acceptance of any order at any time without obtaining the consent of SALES REPRESENTATIVE. ELCOM shall have no liability to SALES REPRESENTATIVE for any such change or withdrawal, nor shall SALES REPRESENTATIVE be entitled to any compensation in any form for any such change or withdrawal.

9.   COMMISSIONS

9.1 The sole source of compensation to SALES REPRESENTATIVE shall be commissions payable pursuant to the terms of this Agreement and delineated in this Section 9. SALES REPRESENTATIVE shall not receive any other compensation from ELCOM for services rendered or for the reimbursement of any expenses incurred by SALES REPRESENTATIVE pursuant to this Agreement.

9.2 Except as provided in Section 9.8 herein, SALES REPRESENTATIVE shall be entitled to a sales commission of three percent (3.0%) of the Net Billing price (as defined at 9.3 below) of all direct sales placed directly by SALES REPRESENTATIVE, accepted by the COMPANY, shipped by the COMPANY and complying with all of the Terms and Conditions of this Agreement.

9.3 Net Billing price shall include only the price of any PRODUCTS sold. Net Billing price shall not include any of the following:

               (a) Taxes, sales or otherwise
               (b) Insurance
               (c) Freight and/or shipping

               (d) Commission
               (f) Discounts, allowances or adjustments


9.4 All sales commissions due under this Agreement shall be paid to SALES REPRESENTATIVE within forty-five (45) days of shipment by the COMPANY to the customer. In the event that the COMPANY does not receive payment in full for PRODUCTS shipped to the customer within ninety (90) days of shipment of PRODUCTS to the customer, SALES REPRESENTATIVE shall have said commissions previously paid by COMPANY charged against SALES REPRESENTATIVES current and future commissions due under this Agreement.

9.5 The COMPANY shall not reimburse the SALES REPRESENTATIVE for any expenses of any kind or nature whatsoever for any reason whatsoever without the prior written consent of an Officer of the COMPANY.

9.6 COMPANY and SALES REPRESENTATIVE understand that any commission percentages due under this paragraph may be subject to adjustment as agreed upon by the COMPANY and SALES REPRESENTATIVE.

9.7 In the event that SALES REPRESENTATIVE purchases PRODUCTS directly from ELCOM for the purpose of reselling said PRODUCTS or for any other reason whatsoever, SALES REPRESENTATIVE shall be due its regular commission under
Section 9 herein.

9.8 This Sales Commission Schedule does not apply to any Licensing Agreements between the COMPANY and any customer. Sales commissions in such event shall not be the subject of this Agreement.

10.  LIABILITY

10.1 SALES REPRESENTATIVE SHALL HAVE NO CLAIM AND MAKE NO CLAIM UNDER THIS AGREEMENT, AGAINST ELCOM FOR COMPENSATION, DAMAGES, OR OTHERWISE, INCLUDING BUT NOT LIMITED TO ANY CLAIM BASED ON THE FAILURE OF ELCOM TO MAKE SALES OF PRODUCTS UNDER ORDERS SOLICITED BY SALES REPRESENTATIVE FOR ANY REASON WHATSOEVER EVEN if DUE TO THE FAULT OF ELCOM EITHER DURING THE TIME THIS AGREEMENT IS IN EFFECT OR THEREAFTER, EXCEPT FOR COMMISSIONS DUE SALES REPRESENTATIVE AS EXPRESSLY PROVIDED FOR IN THIS AGREEMENT. ELCOM SHALL NOT BE LIABLE TO ANY EXTENT TO REPRESENTATIVE EXCEPT FOR SUCH COMMISSIONS AND, IN PARTICULAR, SHALL NOT BE LIABLE FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

11.  WARRANTIES AND OBLIGATIONS

11.1 ELCOM represents and warrants that it has the right and power to enter into this Agreement and that there are no other agreements with any other party in conflict with such grant.

11.2 ELCOM further represents and warrants that it has no actual knowledge that the PRODUCT infringes on any valid rights of any third party.

11.3 SALES REPRESENTATIVE represents and warrants that it will use its best efforts to promote, market, and sell the PRODUCTS.

12.  NOTICES

12.1 Notice required to be given pursuant to this Agreement shall be in writing and mailed by certified or registered mail, return receipt requested, or delivered by a national overnight express service.

13.  INTANGIBLE PROPERTY RIGHTS

13.1 ELCOM shall retain all right, title, and interest of any kind or nature whatsoever in the PRODUCTS, any trademarks or tradenames associated with the PRODUCTS, all technology used in the PRODUCTS or used to develop the PRODUCTS, and to any modifications or improvements made thereto. SALES REPRESENTATIVE shall not obtain any rights of any kind or nature whatsoever in the PRODUCTS or anything associated with the PRODUCTS as a result of its responsibilities hereunder. SALES REPRESENTATIVE agrees to execute any documents reasonably requested by the ELCOM to effect any of the above provisions including a Non-Disclosure Agreement consistent with Exhibit D attached hereto.

13.2 SALES REPRESENTATIVE acknowledges ELCOM'S exclusive rights in the PRODUCTS and that the PRODUCTS are unique and original to the ELCOM and that ELCOM is the owner thereof and the owner of all trademarks, tradenames, patents, and technology associated with the PRODUCTS. Unless otherwise permitted by law, SALES REPRESENTATIVE shall not, at any time during or after the Term of this Agreement, dispute or contest, directly or indirectly, ELCOM'S exclusive right and title to the PRODUCTS or trademarks and/or tradenames associated with the PRODUCTS.

13.3 SALES REPRESENTATIVE shall have no rights to duplicate, translate, decompile, reverse engineer, or adapt the PRODUCTS without ELCOM'S prior written consent, nor shall SALES REPRESENTATIVE attempt to develop any PRODUCTS that are similar in any way to the PRODUCTS.

14.  PRODUCT WARRANTY

14.1 The warranty with respect to the PRODUCTS is as described in the warranty agreement provided with each PRODUCT. This is the only warranty offered by ELCOM. ELCOM does not warrant that the PRODUCTS will meet the requirements of any end user.

14.2 ELCOM does not extend to SALES REPRESENTATIVE any additional warranties, express or implied, and SALES REPRESENTATIVE waives any and all claims to damages.

14.3 Upon receipt of any warranty claim that is made in a timely and prompt fashion, ELCOM shall make reasonable efforts to correct any significant error in the PRODUCTS, provided such error related to the proper functioning of the PRODUCTS and has not been caused by negligence on the part of the SALES REPRESENTATIVE or any third party, malfunction, or other causes external to the PRODUCTS. ELCOM'S liability is limited to replacement of the PRODUCTS.

14.4 THE WARRANTIES CONTAINED HEREIN ARE IN LIEU OF ALL OTHER WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THOSE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE IN NO EVENT SHALL ELCOM BE LIABLE FOR DAMAGES, DIRECT OR INDIRECT, INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGES SUFFERED BY SALES REPRESENTATIVE, CUSTOMER, END USER, OR OTHER THIRD PARTY, ARISING FROM BREACH OF ANY WARRANTY, NEGLIGENCE, OR ANY OTHER LEGAL GROUND OF ACTION.

14.5 SALES REPRESENTATIVE shall be liable for any representations of warranties made by it without written approval of ELCOM.

15.  CONFIDENTIALITY

15.1 It is recognized that during the course of its work with ELCOM, SALES REPRESENTATIVE may have occasion to review, or receive information that is considered by ELCOM to be confidential or proprietary, including information relating to the PRODUCTS, including inventions, patent, trademark and copyright applications, improvements, know-how, specifications, drawings, cost data, process flow diagrams, customer and supplier lists, pricing and/or marketing information, bills, ideas, and/or any other written material referring to same (referred to herein collectively as the "CONFIDENTIAL INFORMATION"). Both during the Term of this Agreement and for 5 years thereafter, SALES REPRESENTATIVE agrees not to disclose such CONFIDENTIAL INFORMATION for any reason whatsoever without the prior written consent of ELCOM.

15.2 SALES REPRESENTATIVE further agrees to use all reasonable precautions to ensure that all such CONFIDENTIAL INFORMATION is properly protected and kept from unauthorized persons or disclosure.

15.3 If requested by ELCOM, SALES REPRESENTATIVE agrees to promptly return to ELCOM all materials, writings, equipment, models, mechanisms, marketing and pricing information, and the like obtained from or through ELCOM including, but not limited to, all CONFIDENTIAL INFORMATION, all of which SALES REPRESENTATIVE recognizes as the sole and exclusive property of ELCOM.

15.4 SALES REPRESENTATIVE agrees that it will not, without first obtaining the prior written permission of ELCOM do any of the following:
     (i) Directly or indirectly utilize any CONFIDENTIAL INFORMATION in its own business;
     (ii) Manufacture and/or sell any product that is based in whole or in part on such CONFIDENTIAL INFORMATION;
     (iii) Disclose such CONFIDENTIAL INFORMATION to any third party.

16.  NONCOMPETITION

16.1 During the Term of this Agreement, SALES REPRESENTATIVE shall not serve as a distributor or SALES REPRESENTATIVE in connection with any product that is directly or indirectly competitive with any of the PRODUCTS that SALES REPRESENTATIVE is distributing, promoting, or selling on behalf of ELCOM without first obtaining the ELCOM'S written consent.

17.  TERMINATION

The following termination rights are in addition to the termination rights that may be provided elsewhere in this Agreement.

17.1 Immediate Right of Termination. ELCOM shall have the right to immediately terminate this Agreement by giving written notice to SALES REPRESENTATIVE in the event that any of the following occurs:

     (i) SALES REPRESENTATIVE files a petition in bankruptcy or is adjudicated bankrupt or insolvent, or makes an assignment for the benefit of creditors, or an arrangement pursuant to any bankruptcy law, or if SALES REPRESENTATIVE discontinues or dissolves its business or if a receiver is appointed for SALES REPRESENTATIVE or for SALES REPRESENTATIVE'S business and such receiver is not discharged within thirty (30) days.

     (ii) ELCOM becomes aware of any illegal, unfair, or deceptive business practices or unethical conduct whatsoever by SALES REPRESENTATIVE, whether or not related to the PRODUCTS. ELCOM shall in its sole discretion make all determinations as to what is a violation of this Section 17.1(ii).

17.2 Right to Terminate Upon Breach. Either party may terminate this Agreement upon thirty (30) days written notice to the other party in the event of a breach of any material provisions of this Agreement by the other party.

17.3 Right to Terminate Upon Failure to Perform. ELCOM shall have the right to terminate this Agreement upon thirty (30) days written notice for failure to meet Performance Goals as mutually agreed upon in Exhibit C attached hereto.

17.4 Right to Terminate Upon Notice. Either party shall have the right to terminate this Agreement at any time and for any reason upon ninety (90) day's written notice to the other party, such termination to become effective at the conclusion of such ninety (90) day period.

17.5 Upon expiration or termination of this Agreement, SALES REPRESENTATIVE shall thereafter cease the sale or distribution of the PRODUCTS.

17.6 Upon the expiration or termination of this Agreement, all rights granted to SALES REPRESENTATIVE under this Agreement shall forthwith terminate and immediately revert to ELCOM, and SALES REPRESENTATIVE shall discontinue all use and/or sale of the PRODUCTS.

17.7 Upon expiration or termination of this Agreement, ELCOM will require that SALES REPRESENTATIVE transmit to ELCOM, at no cost, all material relating to the PRODUCTS.

17.8 It is understood and agreed that termination or expiration of this Agreement shall not extinguish any of SALES REPRESENTATIVE'S obligations under Sections 10, 11, 12, 13, 14 and 15 of this Agreement.

18.  INFRINGEMENTS

18.1 SALES REPRESENTATIVE agrees to notify ELCOM promptly in the event SALES REPRESENTATIVE becomes aware of any infringements of the PRODUCTS trademarks, tradenames, or technology. ELCOM shall have the right, in its sole discretion, to prosecute lawsuits against third persons for infringement of ELCOM'S rights in the PRODUCTS or disclosure of CONFIDENTIAL INFORMATION. All costs and expenses associated with such lawsuits shall be borne by the ELCOM, which shall be entitled to any recovery received as a result thereof, whether by adjudication or settlement.

18.2 SALES REPRESENTATIVE agrees to fully cooperate with the ELCOM and its representatives in the prosecution of any suit associated with this Section 18.

19.  INDEMNITY

19.1 SALES REPRESENTATIVE agrees to defend, indemnify, and hold ELCOM, and its officers, directors, agents, and employees, harmless against all costs, expenses and losses (including reasonable attorney fees and costs) incurred through claims of third parties against ELCOM based on SALES REPRESENTATIVE'S breach of any representations or warranties contained herein or as a result of any of SALES REPRESENTATIVE'S actions or inactions.

20.  INDEPENDENT CONTRACTOR

20.1 SALES REPRESENTATIVE'S performance of its duties and obligations under this Agreement is in its capacity as an independent contractor. Accordingly, nothing contained in this

Agreement shall be construed as establishing any employer/employee, partnership, agency, brokerage, or joint venture relationship between SALES REPRESENTATIVE and the ELCOM.

21.  JURISDICTION AND DISPUTES

21.1 This Agreement shall be governed by the laws of Pennsylvania.

21.2 All disputes hereunder shall be resolved in the applicable state or federal courts of Pennsylvania. The parties consent to the jurisdiction of such courts, agree to accept service of process by mail, and waive any jurisdictional or venue defenses otherwise available.

22.  AGREEMENT BINDING ON SUCCESSORS

22.1 This Agreement shall be binding on and shall inure to the benefit of the parties hereto, and their heirs, administrators, successors, and assigns.

23.  WAIVER

23.1 No waiver by either party of any default shall be deemed as a waiver of any prior or subsequent default of the same or other provisions of this Agreement.

24.  SEVERABILITY

24.1 If any provisions hereof is held invalid or unenforceable by a court of competent jurisdiction, such invalidity shall not effect the validity or operation of any other provision, and such invalid provision shall be deemed to be severed from the Agreement.

25.  ASSIGNABILITY

25.1 The rights granted hereunder are personal to SALES REPRESENTATIVE and may not be assigned by any act of SALES REPRESENTATIVE or by operation of law except with the written consent of the ELCOM.

26.  INTEGRATION

26.1 This Agreement and the Exhibits attached hereto and referred to herein constitute the entire understanding of the parties, and revokes and supersedes all prior agreements between the parties and is intended as a final expression of the Agreement. It shall not be modified or amended except in writing signed by the parties hereto. This Agreement shall take precedence over any other documents that may be in conflict therewith.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have each caused to be affixed hereto it or his/her hand and seal the day indicated.

Elcom Technologies Corporation     SALES REPRESENTATIVE


------------------------------    --------------------------------
Signature                          Signature



Robert A. Vito
------------------------------    --------------------------------
                                   Printed Name


President
------------------------------    --------------------------------
                                   Title


------------------------------    --------------------------------
Date                               Date

               MANUFACTURER SALES REPRESENTATIVE & DISTRIBUTION
                                   AGREEMENT
                                   EXHIBIT A
                                   ---------


Product List
------------

ezPHONE
ezTV
exAUDIO
ezCOMM
ezGUARD
ezVIEW

          MANUFACTURER SALES REPRESENTATIVE & DISTRIBUTION AGREEMENT
                                   EXHIBIT B
                                   ---------

SALES REPRESENTATIVE TERRITORY

The TERRITORY consists of the following states:

          MANUFACTURER SALES REPRESENTATIVE & DISTRIBUTION AGREEMENT
                                   EXHIBIT C
                                   ---------

                   PERFORMANCE GOALS OF SALES REPRESENTATIVE

In addition to all other obligations of SALES REPRESENTATIVE under the attached MANUFACTURER SALES REPRESENTATIVE & DISTRIBUTION AGREEMENT, SALES REPRESENTATIVE hereby agrees to purchase directly from ELCOM the following dollar quantities of each of the PRODUCTS no later than the Launch Dates of the PRODUCTS, as indicated below:

                      EXPECTED            REQUIRED INITIAL
     PRODUCT        LAUNCH DATE           PURCHASE AMOUNT
     -------        -----------           ---------------

     ezPHONE        April, 1996            $ 50,000.00
     ezTV           April, 1996            $ 50,000.00
     ezAUDIO        May,   1996            $ 50,000.00
     ezGUARD        June,  1996            $ 50,000.00
     ezCOM          June,  1996            $ 50,000.00
     ezVIEW         June,  1996            $ 50,000.00
                                           -----------
                                   Total   $300,000.00

SALES REPRESENTATIVE shall purchase the above PRODUCTS directly from ELCOM at ELCOM's Level One (Distributor/Reseller) price. SALES REPRESENTATIVE hereby agrees to make payment directly to ELCOM for the above dollar amounts upon receipt of said PRODUCTS by SALES REPRESENTATIVE from ELCOM. In the event that SALES REPRESENTATIVE does not fullfill all of its obligations under this Exhibit C, SALES REPRESENTATIVE shall be in material breach of the attached MANUFACTURER SALES REPRESENTATIVE & DISTRIBUTION AGREEMENT.

Alternatively, SALES REPRESENTATIVE can also satisfy the requirements of this Exhibit C by obtaining a Purchase Order from a customer(s), acceptable to ELCOM, for the dollar amounts listed above no later then the Launch dates, indicated above. The total amount of all Purchase Orders required under this Exhibit C is $300,000.00. SALES REPRESENTATIVE shall be entitled to a standard three percent (3.0%) commission on any Purchase Orders placed under this paragraph.

The requirements of this Exhibit C have been established by ELCOM in consideration of ELCOM granting certain exclusive selling rights in the TERRITORY to SALES REPRESENTATIVE as outlined in the attached MANUFACTURER SALES REPRESENTATIVE & DISTRIBUTION AGREEMENT.


____________________                      _______________________
SALES REPRESENTATIVE                           DATE

                                   EXHIBIT D
                             SALES REPRESENTATIVE
                           NON-DISCLOSURE AGREEMENT
                           ------------------------



THIS Agreement is made and entered into effective this_______ day of__________ 1996, by and between Elcom Technologies Corporation (hereinafter "ELCOM") a Pennsylvania Corporation, with offices located at 78 Great Valley Parkway, Malvern, PA 19355 and (hereinafter "SALES REPRESENTATIVE").

WHEREAS, ELCOM desires to disclose to SALES REPRESENTATIVE certain of the following valuable information developed by or being used by ELCOM associated with ELCOM'S products:

     .  Specifications
     .  Designs
     .  Plans
     .  Drawings
     .  Computer Software
     .  Prototypes
     .  Patents
     . Any and all Power Line Communication Technology and patents and/or patent or trademark filings
     .  Marketing information and plans
     .  Product pricing information
     .  Product cost information
     .  Documents expressly marked confidential

For purposes of this Agreement, all of the above information shall herein be referred to collectively as the "CONFIDENTIAL INFORMATION"; and

WHEREAS, SALES REPRESENTATIVE requires the disclosure of said CONFIDENTIAL INFORMATION in order to perform its duty as a SALES REPRESENTATIVE of ELCOM.

NOW, THEREFORE, in consideration of the nature of the anticipated disclosures, the business relationship between the parties and the promises and agreements set forth herein, the parties each intending to be legally bound hereby do promise and agree as follows:

1. During the term of this Agreement and for a period of five (5) years thereafter, SALES REPRESENTATIVE shall not disclose to any person for any reason whatsoever any CONFIDENTIAL INFORMATION without the prior written consent of an Officer of ELCOM.

2. SALES REPRESENTATIVE agrees to protect from disclosure all CONFIDENTIAL INFORMATION.

3. No license or other right of any kind or nature whatsoever is either granted or implied by the conveying of CONFIDENTIAL INFORMATION to SALES REPRESENTATIVE. None of the CONFIDENTIAL INFORMATION which may be disclosed or exchanged by ELCOM shall constitute any representation, warranty, assurance, guarantee or inducement to the receiving party of any kind, and, in particular, with respect to the non-infringement of trademarks, patents, copyrights, mask protection rights, or any other intellectual property rights, or other rights of third persons.

4. Neither this Agreement nor the disclosure or receipt of CONFIDENTIAL INFORMATION shall constitute or imply any promise or intention to make any purchase of products or services by ELCOM or its affiliated companies or any commitment by ELCOM or its affiliated companies with respect to the present or future marketing of any product or service.

5. All CONFIDENTIAL INFORMATION shall remain the property of ELCOM for any and all purposes whatsoever and all tangible representation of the CONFIDENTIAL INFORMATION shall be returned upon request of ELCOM with items being either personally delivered by the receiving party or sent via registered mail or via overnight mail service. SALES REPRESENTATIVE shall make no copies of CONFIDENTIAL INFORMATION without the prior written consent of ELCOM.

6. The receiving party agrees that it will not, without the prior written consent of an Officer of ELCOM, transmit, directly, or indirectly, the CONFIDENTIAL INFORMATION received hereunder or any portion thereof to any person for any reason whatsoever.

7. SALES REPRESENTATIVE agrees that all of its obligations undertaken herein shall survive and continue after any termination of this agreement.

8.   Damages. In the event of a breach of this Agreement by SALES
REPRESENTATIVE, in addition to monetary damages of any kind or nature whatsoever, ELCOM shall be entitled to any and all other forms of legal and/or equitable relief including but not limited to injunctive relief of any kind.

9. This AGREEMENT constitutes the entire understanding between the parties hereto as to the CONFIDENTIAL INFORMATION and merges all prior discussions between them relating thereto.

10. No amendment or modification of this AGREEMENT shall be valid or binding on the parties unless made in writing and signed on behalf of each of the parties by the respective duly authorized officers or representatives.

11. TO THE EXTENT THAT any provisions or covenants of this AGREEMENT are found by a court of competent jurisdiction to be invalid or unenforceable, those provisions shall be reformed or modified so as to be enforceable and valid.

12. The parties are familiar with the principles of Pennsylvania commercial law, and desire and agree that the laws of Pennsylvania shall apply in any dispute arising with respect to this AGREEMENT. The parties agree to accept the personal juiisdiction and venue of the Federal and State courts of the Commonwealth of Pennsylvania in any dispute arising with respect of this

AGREEMENT.

IN WITNESS WHEREOF, the parties have executed this agreement on the respective dates entered below.


_____________________________________       ____________________________________
Elcom Technologies Corporation               SALES REPRESENTATIVE



By:  Robert A. Vito, President
   ----------------------------------       ____________________________________
                                             (Printed Name & Title)


  ___________________________________       ____________________________________
   Date                                      Date